EXHIBIT 10.15

[Information indicated with brackets has been excluded from this exhibit because it is not material and would be competitively harmful if publicly disclosed]

PMT ISSUER TRUST – FMSR,

as Issuer

and

PMT CO-ISSUER TRUST I – FMSR,

as Co-Issuer

and

CITIBANK, N.A.,

as Indenture Trustee, Calculation Agent, Paying Agent and Securities Intermediary

and

PENNYMAC CORP.,

as Administrator and as Servicer

and

PENNYMAC HOLDINGS, LLC,

as Co-Issuer Administrator

and

ATLAS SECURITIZED PRODUCTS, L.P.,

as Administrative Agent

__________

AMENDED AND RESTATED SERIES 2021-FT1 INDENTURE SUPPLEMENT

Dated as of October 10, 2023

To

AMENDED AND RESTATED BASE INDENTURE

Dated as of October 10, 2023

(as amended from time to time)

AMENDED AND RESTATED MSR COLLATERALIZED NOTES,
SERIES 2021-FT1

TABLE OF CONTENTS

Page

Section 1. Creation of the Series 2021-FT1 Term Notes 1

Section 2. Defined Terms 2

Section 3. Form of the Series 2021-FT1 Term Notes; Transfer Restrictions 11

Section 4. Payments and Allocation of Funds on Payment Dates; No Series Reserve Account 12

Section 5. Optional Redemption and Refinancing 12

Section 6. Optional Extension of Stated Maturity Date 13

Section 7. Determination of Note Interest Rate and Benchmark 13

Section 8. Conditions Precedent Satisfied 17

Section 9. Representations and Warranties 17

Section 10. Amendments 18

Section 11. Counterparts 20

Section 12. Entire Agreement 20

Section 13. Limited Recourse 20

Section 14. Owner Trustee Limitation of Liability 21

Section 15. Credit Risk Retention 21

Section 16. Note Rating Agency. 22

Section 17. Conditions of Effectiveness of this Indenture Supplement 22

Section 18. Effect of Amendment. 22

-i-

EXHIBITS

Exhibit A - Form of Amended and Restated Series 2021-FT1 Term Note

-ii-

This AMENDED AND RESTATED SERIES 2021-FT1 INDENTURE SUPPLEMENT (this “Indenture Supplement”), dated as of October 10, 2023, is made by and among PMT ISSUER TRUST – FMSR, a statutory trust organized under the laws of the State of Delaware, as issuer (the “Issuer”), PMT CO-ISSUER TRUST I – FMSR, a statutory trust organized under the laws of the State of Delaware, as co-issuer (the “Co-Issuer” and together with the Issuer, each, an “Issuer Trust” and collectively, the “Issuer Trusts”), CITIBANK, N.A., a national banking association, as indenture trustee (in such capacity, the “Indenture Trustee”), as calculation agent (in such capacity, the “Calculation Agent”), as paying agent (in such capacity, the “Paying Agent”) and as securities intermediary (in such capacity, the “Securities Intermediary”), PENNYMAC CORP., a Delaware corporation (“PMC”), as administrator (in such capacity, the “Administrator”) and as servicer (in such capacity, the “Servicer”), PENNYMAC HOLDINGS, LLC, a Delaware limited liability company (“PMH”), as co-issuer administrator (the “Co-Issuer Administrator”), and ATLAS SECURITIZED PRODUCTS, L.P. (“ASP”), a Delaware limited partnership, as Administrative Agent (as defined herein) and is consented to by NEXERA HOLDING LLC (“Nexera”) and Citibank, N.A. (“Citibank”, and, together with Nexera, the “VFN Noteholders”). This Indenture Supplement relates to and is executed pursuant to that certain Amended and Restated Base Indenture, dated as of the date hereof, including the schedules and exhibits thereto (as may be amended, restated, supplemented or otherwise modified from time to time, the “Base Indenture”), among the Issuer, Co-Issuer, the Servicer, the Administrator, the Co-Issuer Administrator, the Indenture Trustee, the Calculation Agent, the Paying Agent, the Securities Intermediary, and ASP, as Administrative Agent, and the “Administrative Agents” from time to time parties thereto, all the provisions of which are incorporated herein as modified hereby and shall be a part of this Indenture Supplement as if set forth herein in full (the Base Indenture as so supplemented by this Indenture Supplement, collectively referred to as the “Indenture”).

Capitalized terms used and not otherwise defined herein shall have the respective meanings given them in the Base Indenture, and the rules of interpretation set forth in Section 1.2 of the Base Indenture shall apply equally herein.

RECITALS OF THE ISSUER TRUSTS

WHEREAS, the Issuer, the Indenture Trustee, the Calculation Agent, the Paying Agent, the Securities Intermediary, the Administrator, the Servicer and the Administrative Agent entered into that certain Series 2021-FT1 Indenture Supplement, dated as of March 30, 2021 (the “Original Series 2021-FT1 Indenture Supplement”);

WHEREAS, under the Original Series 2021-FT1 Indenture Supplement, the Issuer duly authorized the issuance of a Series of Term Notes, the “PMT ISSUER TRUST – FMSR MSR Collateralized Notes, Series 2021-FT1 Term Notes” (the “Outstanding Series 2021-FT1 Term Notes”);

WHEREAS, pursuant to Section 12.2 of the Base Indenture, the Issuer, the Co-Issuer, the Indenture Trustee, the Administrator, the Co-Issuer Administrator, the Servicer and the Administrative Agent, with prior notice to each Note Rating Agency and the consent of the Majority Noteholders of each Series materially and adversely affected by such amendment, by Act of said Noteholders delivered to the Issuer, the Co-Issuer, the Administrator, the Co-Issuer

Administrator, the Servicer, the Administrative Agent and the Indenture Trustee, upon delivery of an Issuer Trusts’ Tax Opinion, for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, any Indenture Supplement;

WHEREAS, pursuant to Section 12.3 of the Base Indenture, in executing or accepting the additional trusts created by any amendment or Indenture Supplement of the Base Indenture permitted by Article XII or the modifications thereby of the trusts created by the Base Indenture, the Indenture Trustee will be entitled to receive, and (subject to Section 11.1 of the Base Indenture) will be fully protected in relying upon, an Opinion of Counsel stating that the execution of such amendment or Indenture Supplement is authorized and permitted by the Base Indenture and that all conditions precedent thereto have been satisfied (the “Authorization Opinion”);

WHEREAS, pursuant to Section 1.3 of the Base Indenture, the Issuer Trusts shall deliver an Officer’s Certificate stating that all conditions precedent, if any, provided for in the Base Indenture relating to a proposed action have been complied with and that the Issuer reasonably believes that this Amendment will not have a material Adverse Effect, and shall also furnish to the Indenture Trustee an opinion of counsel stating that in the opinion of such counsel all conditions precedent to a proposed action, if any, have been complied with;

WHEREAS, pursuant to Section 11.1 of the Trust Agreements, prior to the execution of any amendment to any Transaction Documents to which each Issuer Trust is a party, the Owner Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by the Trust Agreements and that all conditions precedent have been met;

WHEREAS, as of the date hereof, the Series 2021-FT1 Term Notes are rated BBB- (sf) by the Note Rating Agency;

WHEREAS, pursuant to Section 10(f) of the Original Series 2021-FT1 Indenture Supplement, with the consent of Issuer, the Indenture Trustee, the Servicer, the Administrative Agent, the VFN Noteholders, and Fannie Mae and upon delivery to the Indenture Trustee of an Issuer Tax Opinion and upon delivery by the Issuer to the Indenture Trustee of an Officer’s Certificate to the effect that the Issuer reasonably believes such amendment will not have a material Adverse Effect and is not reasonably expected to have a material Adverse Effect, the Administrator may amend any Transaction Document for purposes of effecting the Anticipated Amendments, and the Noteholders of the Series 2021-FT1 Term Notes will be deemed to have consented to the Anticipated Amendments by their acquisition of the Series 2021-FT1 Term Notes; and

WHEREAS, on the Effective Date, the parties are amending and restating the Original Indenture Supplement, pursuant to this Indenture Supplement.

NOW, THEREFORE, the Issuer Trusts, Indenture Trustee, the Administrator, the Servicer and the Administrative Agent hereby agree, in consideration of the amendments, agreements and other provisions herein contained and of certain other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged by the parties hereto, that the Original 2021-FT1 Indenture Supplement is hereby amended as follows:

PRELIMINARY STATEMENT

Each of the Issuer and Co-Issuer have duly authorized the amendment and restatement of the Outstanding Series 2021-FT1 Term Notes with the Series 2021-FT1 Term Notes (as defined below). The parties are entering into this Indenture Supplement to document the terms of the issuance of the Series 2021-FT1 Term Notes pursuant to the Base Indenture.

Section 1.
Series 2021-FT1 Term Notes; Amendment and Restatement. The parties hereto acknowledge and agree that the Outstanding Series 2021-FT1, Class A Note, Note No. 1, will be amended and restated on the date hereof in the form attached as Exhibit A to this Indenture Supplement. Upon the Effective Date, (i) the amended and restated Series 2021-FT1 Term Notes are to be known as “PMT ISSUER TRUST – FMSR and PMT CO-ISSUER TRUST I – FMSR MSR Collateralized Notes, Series 2021-FT1” (the “Series 2021-FT1 Term Notes”) and (ii) and the Outstanding Series 2021-FT1, Class A Note, Note No. 1 will be cancelled by the Indenture Trustee and replaced with the Series 2021-FT1 Term Notes, Class A Note, Amended and Restated Note No. 1. The Series 2021-FT1 Term Notes are rated and are not subordinate to any other Series of Notes. The Series 2021-FT1 Term Notes are being amended and restated in one (1) Class of Term Notes with the Initial Note Balance, Stated Maturity Date, Note Interest Rate and other terms as specified in this Indenture Supplement. The Series 2021-FT1 Term Notes shall be secured by the Trust Estate Granted to the Indenture Trustee pursuant to the Base Indenture. The Indenture Trustee shall hold the Trust Estate as collateral security for the benefit of the Noteholders of the Series 2021-FT1 Term Notes and all other Series of Notes issued under the Base Indenture as described therein. In the event that any term or provision contained herein with respect to the Series 2021-FT1 Term Notes shall conflict with or be inconsistent with any term or provision contained in the Base Indenture, the terms and provisions of this Indenture Supplement shall govern to the extent of such conflict.

Section 2.
Defined Terms. With respect to the Series 2021-FT1 Term Notes and in addition to or in replacement of the definitions set forth in Section 1.1 of the Base Indenture, the following definitions shall be assigned to the defined terms set forth below:

“Administrative Agent” means, for so long as the Series 2021-FT1 Term Notes are Outstanding: (i) with respect to the provisions of this Indenture Supplement, ASP, or an Affiliate or successor thereto; and (ii) with respect to the provisions of the Base Indenture, together ASP and such other parties as set forth in any other Indenture Supplement, or a respective Affiliate or any respective successor thereto. For the avoidance of doubt, reference to “it” or “its” with respect to the Administrative Agent in this Indenture Supplement or in the Base Indenture shall mean “them” and “their,” and reference to the singular herein and therein in relation to the Administrative Agent will be construed as if plural.

“Advance Rate” means, with respect to the Series 2021-FT1 Term Notes, on any date of determination, [**]%; provided, that, upon the occurrence of an Advance Rate Trigger 1 Event, the Advance Rate will be decreased by [****]% until the Advance Rate Trigger 1 Event has been cured in all respects subject to the satisfaction of the Administrative Agent for two (2) consecutive months, at which point the Advance Rate, as applicable, will revert to [88]%; provided, further, that, upon the occurrence of an Advance Rate Trigger 2 Event, the Advance Rate will decrease by either (x) an additional [****]% if an Advance Rate Trigger 1 Event is in effect or (y) [****]% if an Advance Rate Trigger 1 Event is not in effect, such that the cumulative decrease of the Advance Rate upon the occurrence of an Advance Rate Trigger 2 Event will be [****]% until the Advance Rate Trigger 2 Event has been cured in all respects subject to the satisfaction of the Administrative Agent for two (2) consecutive months, at which point the Advance Rate, as applicable, will be (x) if an Advance Rate Trigger 1 Event is then in effect, [**]%, and (y) if no Advance Rate Trigger 1 Event is then in effect, [**]%.

“Anticipated Amendments” means any future amendments made by the Administrator and Co-Issuer Administrator, with the consent of the Issuer, the Co-Issuer, the Indenture Trustee, the Servicer, the Administrative Agent, the VFN Noteholders, the Holders of the Series 2018-FT1 Term Notes (to the extent such Notes remain Outstanding), and Fannie Mae (solely to the extent required under the Transaction Documents, including the Acknowledgment Agreement), which amend the Base Indenture, the Participation Agreements, and any other Transaction Documents as reasonably necessary to support the tax treatment of the Guarantor, including adding PMH as a repo seller to the PC Repurchase Agreement and restructuring the Base Indenture so that PMH may leverage the Sold MSR Excess Spread PC; provided such amendments do not affect (i) the Indenture Trustee’s security interest in the Collateral or (ii) the guarantee from the Guarantor as to the Participation Certificates.

“Applicable Ratings” means, with respect to the Series 2021-FT1 Term Notes, “BBB- (sf)”.

“Base Indenture” has the meaning assigned to such term in the Preamble.

“Benchmark” means, with respect to any Interest Accrual Period, initially, the Benchmark Rate for a one-month period, if such rate is available; provided, that if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to the Benchmark Rate or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement.

“Benchmark Determination Date” means for each Payment Date and the related Interest Accrual Period following the first Payment Date, means (1) if the Benchmark is LIBOR, the second (2nd) London Banking Day prior to the commencement of such Interest Accrual Period, and (2) if the Benchmark is not LIBOR, the date determined by the Designated Transaction Representative in accordance with the Benchmark Replacement Conforming Changes for each Payment Date and the related Interest Accrual Period.

“Benchmark Rate” means, with respect to any Interest Accrual Period with respect to which interest is to be calculated by reference to the “Benchmark Rate,” (a) the LIBOR Index Rate for a one-month period, if such rate is available, (b) in the event that LIBOR and LIBOR Index Rate are phased out, and a new benchmark intended as a replacement for LIBOR and LIBOR Index Rate is established or administered by the Financial Conduct Authority or ICE Benchmark Administration or other comparable authority, and such new benchmark with a one-month maturity is readily available through Bloomberg or a comparable medium, then the Designated Transaction Representative, with the Administrative Agent’s written consent, shall direct the Indenture Trustee to utilize such new benchmark with a one-month maturity for all purposes hereof in place of the LIBOR Index Rate, and (c) if the LIBOR Index Rate cannot be determined or has been phased out and no new benchmark under clause (b) has been established, the arithmetic average of the rates of interest per annum (rounded upward, if necessary, to the nearest 1/100 of 1%) at which deposits in U.S. Dollars in immediately available funds are offered to the Administrative Agent at 11:00 a.m. (London, England time) two (2) London Banking Days before the beginning of such one-month period by three (3) or more major banks in the interbank Eurodollar market selected by the Administrative Agent for delivery on the first day of and for a period equal to such one-month period and in an amount equal or comparable to the principal amount of the portion of the Note Balance on which the “Benchmark Rate” is being calculated.

“Benchmark Reference Agreement” means the first applicable alternative set forth in the order below that can be determined by the Designated Transaction Representative:
(1)
the Series 2017-VF1 Repurchase Agreement;
(2)
any other repurchase or financing facility entered into with respect to a Series of Variable Funding Notes that are Outstanding;
(3)
any other repurchase or financing facility entered into by the Servicer with respect to MSRs or mortgage loans; or
(4)
any other financing facility identified by the Designated Transaction Representative.

“Benchmark Reference Time” means, with respect to any determination of the Benchmark, (i) if the Benchmark is the Benchmark Rate, 11:00 a.m. (London time) on the second (2nd) London Banking Day prior to the commencement of such Interest Accrual Period and (ii) if the Benchmark is not the Benchmark Rate, the time determined by the Designated Transaction Representative in accordance with the Benchmark Replacement Conforming Changes for each Payment Date and the related Interest Accrual Period.

“Benchmark Replacement” means the first applicable alternative set forth in the order below that can be determined by the Calculation Agent as of the applicable Benchmark Replacement Date:
(5)
the sum of: (a) Term SOFR and (b) the Benchmark Replacement Adjustment;
(6)
the sum of: (a) Compounded SOFR and (b) the Benchmark Replacement Adjustment;
(7)
the sum of: (a) the alternate rate of interest that has been selected or recommended by the Relevant Governmental Body as the replacement for the then-current Benchmark for the applicable Corresponding Tenor and (b) the Benchmark Replacement Adjustment;
(8)
the sum of: (a) the ISDA Fallback Rate and (b) the Benchmark Replacement Adjustment; or
(9)
the sum of: (a) the alternate rate of interest that has been selected by the Designated Transaction Representative as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to any industry-accepted rate of interest as a replacement for the then-current Benchmark for U.S. dollar denominated securitizations at such time and (b) the Benchmark Replacement Adjustment.
“Benchmark Replacement Adjustment” means the first alternative set forth in the order below that can be determined by the Designated Transaction Representative as of the applicable Benchmark Replacement Date:
(10)
the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected, endorsed or recommended by the Relevant Governmental Body for the applicable Unadjusted Benchmark Replacement;
(11)
if the applicable Unadjusted Benchmark Replacement is equivalent to the ISDA Fallback Rate, then the ISDA Fallback Adjustment; or
(12)
the spread adjustment (which may be a positive or negative value or zero) that has been selected by the Designated Transaction Representative giving due consideration to any industry-accepted spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the then-current Benchmark with the applicable Unadjusted Benchmark Replacement for U.S. dollar denominated securitization transactions at such time, and as reasonably necessary such that the parties are similarly situated to the period prior to the replacement of the LIBOR Index Rate.

“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Interest Accrual Period,” timing and frequency of determining rates and making payments of interest, changes to the definition of “Corresponding Tenor” solely when such tenor is longer than the Interest Accrual Period and other administrative matters) that the Designated Transaction Representative decides may be appropriate to reflect the adoption of such Benchmark Replacement in a manner substantially consistent with the practices adopted with respect to the applicable Benchmark Reference Agreement, in each case as notified to the VFN Administrative Agent, the Indenture Trustee, the Calculation Agent and the Administrative Agent prior to the inclusion of such Benchmark Replacement Conforming Changes in the Payment Date Report notifying Noteholders of such changes and such Benchmark Replacement Conforming Changes taking effect, which such changes shall automatically become effective without further action on behalf of any party (upon inclusion in such Payment Date Report) to the extent that the Administrative Agent has not provided a written objection (in its reasonable discretion) to such Benchmark Replacement Conforming Changes to each of the Designated Transaction Representative and the Indenture Trustee prior to the inclusion in the Payment Date Report. The Benchmark Replacement Conforming Changes will be prepared by the Designated Transaction Representative and delivered to the Indenture Trustee and Calculation Agent for inclusion in the Payment Date Report together with an acknowledgement thereto by the VFN Administrative Agent.

“Benchmark Replacement Date” means:
(13)
in the case of clause (1) or (2) of the definition of “Benchmark Transition Event” either (a) the date of the public statement or publication of information referenced therein or (b) if later, and the Benchmark is the LIBOR Index Rate, then the date on which the administrator of the relevant Benchmark permanently or indefinitely ceases to provide such Benchmark; or
(14)
with respect to clause (3) of the definition of “Benchmark Transition Event” the first date of the public statement or publication of information.

Note that if the Designated Transaction Representative determines that a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior to the Benchmark Reference Time in respect of any determination of the Benchmark on any date, the Benchmark Replacement shall replace the then-current Benchmark for all purposes with respect to the Notes in respect of such determination on such date and all determinations on all subsequent dates. However, if the initial Benchmark Replacement is any rate other than Term SOFR and the Designated Transaction Representative later determines that Term SOFR can be determined, then a Benchmark Transition Event shall be deemed to have occurred and Term SOFR shall become the new Unadjusted Benchmark Replacement and shall, together with a new Benchmark Replacement Adjustment for Term SOFR, replace the then-current Benchmark on the next Benchmark Determination Date for Term SOFR.

For the avoidance of doubt, if the event giving rise to the applicable Benchmark Replacement Date occurs on the same day as, but earlier than, the Benchmark Reference Time in respect of any determination, the Benchmark Replacement Date shall be deemed to have occurred prior to the Benchmark Reference Time for such determination.

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark:
(15)
a public statement or publication of information by or on behalf of the administrator of the Benchmark announcing that the administrator has ceased or will cease to provide the Benchmark permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark;
(16)
a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark, the central bank for the currency of the Benchmark, an insolvency official with jurisdiction over the administrator for the Benchmark, a resolution authority with jurisdiction over the administrator for the Benchmark or a court or an entity with similar insolvency or resolution authority over the administrator for the Benchmark, which states that the administrator of the Benchmark has ceased or will cease to provide the Benchmark permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark; or

(17)
a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark announcing that the Benchmark is no longer representative.

“Co-Issuer Administrator” has the meaning assigned to such term in the Preamble.

“Collection Period” means, (i) for the first Interim Payment Date or Payment Date, the period beginning on March 22, 2021 and ending at the end of the day before the Determination Date for such Interim Payment Date or Payment Date, and (ii) for each subsequent Interim Payment Date or Payment Date, the period beginning at the opening of business on the most recent preceding Determination Date and ending as of the close of business on the day before the Determination Date for such Interim Payment Date or Payment Date.

“Compounded SOFR” means the compounded average of SOFRs for the applicable Corresponding Tenor, with the rate, or methodology for this rate, and conventions for this rate (which, for example, may be compounded in arrears with a lookback and/or suspension period as a mechanism to determine the interest amount payable prior to the end of each Interest Accrual Period or compounded in advance) being established by the Designated Transaction Representative in accordance with:
(18)
the rate, or methodology for this rate, and conventions for this rate selected or recommended by the Relevant Governmental Body for determining compounded SOFR; provided that:
(19)
if, and to the extent that, the Designated Transaction Representative determines that Compounded SOFR cannot be determined in accordance with clause (1) above, then the rate, or methodology for this rate, and conventions for this rate that have been selected by the Designated Transaction Representative giving due consideration to any industry-accepted market practice for similar U.S. dollar denominated securitization transactions at such time.

“Corporate Trust Office” means the corporate trust offices of the Indenture Trustee at which at any particular time its corporate trust business with respect to the Issuer Trusts shall be administered, which offices at the date of this Indenture Supplement are located at Citibank, N.A., 388 Greenwich Street Trading, New York, NY 10013, Attention: Agency & Trust - PMT ISSUER TRUST – FMSR and PMT CO-ISSUER TRUST I – FMSR MSR Collateralized Notes and solely for purposes of the transfer, surrender or exchanges of Notes, at 480 Washington Boulevard, 30th Floor, Jersey City, New Jersey 07310, Attention: Agency & Trust - PMT ISSUER TRUST – FMSR and PMT CO-ISSUER TRUST I – FMSR MSR Collateralized Notes.

“Corresponding Tenor” means one month.

“Cumulative Interest Shortfall Amount Rate” means, with respect to the Series 2021-FT1 Term Notes, [****]% per annum.

“Default Supplemental Fee” means, for the Series 2021-FT1 Term Notes and each Payment Date during the Full Amortization Period and on the date of final payment of such Notes (if the Full Amortization Period is continuing on such final payment date), a fee equal to (i) the related Cumulative Default Supplemental Fee Shortfall Amount plus (ii) the product of (a) the Default Supplemental Fee Rate multiplied by (b) the average daily Note Balance from and including the prior Payment Date to but excluding such Payment Date or the date of final payment of the Series 2021-FT1 Term Notes, as applicable, multiplied by (c) a fraction, the numerator of which is the number of days elapsed from and including the prior Payment Date (or, if the Full Amortization Period commenced after the prior Payment Date, the number of days elapsed from and including the date on which such Full Amortization Period commenced) to but excluding the current Payment Date and the denominator of which equals 360.

“Default Supplemental Fee Rate” means, with respect to the Series 2021-FT1 Term Notes, [****]% per annum.

“Designated Transaction Representative” means the Administrator or the Co-Issuer Administrator.

“Early Amortization Event Payment Amount” means, with respect to the Series 2021-FT1 Term Notes, one-thirty-sixth (1/36) of the Note Balance of the Series 2021-FT1 Term Notes as of the date on which an Early Amortization Event occurs.

“Effective Date” has the meaning assigned to such term in Section 17 of this Indenture Supplement.

“Federal Reserve Bank of New York’s Website” means the website of the Federal Reserve Bank of New York at http://www.newyorkfed.org, or any successor source.

“Indenture” has the meaning assigned to such term in the Preamble.

“Indenture Supplement” has the meaning assigned to such term in the Preamble.

“Initial Note Balance” means, for the Series 2021-FT1 Term Notes, $350,000,000.

“Initial Purchasers” means Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC and Goldman Sachs & Co. LLC, as applicable.

“Interest Accrual Period” means, for the Series 2021-FT1 Term Notes, (i) with respect to the first Payment Date, the period that will commence on the Issuance Date and will end on the day immediately preceding the Payment Date in April 2021, and (ii) with respect to any subsequent Payment Dates, the period that will commence on the immediately preceding Payment Date and end on the day immediately preceding the current Payment Date. The Interest Payment Amount for the Series 2021-FT1 Term Notes for each Payment Date will be calculated based on the Interest Day Count Convention. The first Payment Date with respect to the Series 2021-FT1 Term Notes will be April 26, 2021.

“Interest Day Count Convention” means, with respect to the Series 2021-FT1 Term Notes, the actual number of days in the related Interest Accrual Period, divided by 360.

“ISDA Definitions” means the 2006 ISDA Definitions published by the International Swaps and Derivatives Association, Inc. or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time.

“ISDA Fallback Adjustment” means the spread adjustment, (which may be a positive or negative value or zero) that would apply for derivatives transactions referencing the ISDA Definitions to be determined upon the occurrence of an index cessation event with respect to the Benchmark for the applicable tenor.

“ISDA Fallback Rate” means the rate that would apply for derivatives transactions referencing the ISDA Definitions to be effective upon the occurrence of an index cessation date with respect to the Benchmark for the applicable tenor excluding the applicable ISDA Fallback Adjustment.

“Issuance Date” means March 30, 2021.

“LIBOR” means the London Interbank Offered Rate.

“LIBOR Index Rate” means for a one-month period, LIBOR per annum (rounded upward, if necessary, to the next higher one hundred-thousandth of a percentage point) for deposits in U.S. Dollars for a one-month period, which appears on the LIBOR01 Page as of 11:00 a.m. (London, England time) on the Benchmark Determination Date.

“LIBOR01 Page” means the display designated as “LIBOR01 Page” on the Reuters Service (or such other page as may replace the LIBOR01 Page on that service or such other service as may be nominated by the ICE Benchmark Administration as an information vendor for the purpose of displaying ICE Benchmark Administration interest settlement rates for U.S. Dollar deposits).

“London Banking Day” means any day on which commercial banks and foreign exchange markets settle payment in both London and New York City.

“Margin” means, for the Series 2021-FT1 Term Notes, [****]% per annum.

“Note Interest Rate” means, for the Series 2021-FT1 Term Notes, with respect to any Interest Accrual Period, the sum of (a) Benchmark plus (b) the Margin.

“Note Maximum Principal Balance” means, with respect to the Series 2021-FT1 Term Notes, the Initial Note Balance or, a lesser amount if the Series 2021-FT1 Term Notes are redeemed in part.

“Note Purchase Agreement” means that certain Series 2021-FT1 Term Note Purchase Agreement, dated as of March 24, 2021, by and among the Issuer, ASP, as Administrative Agent on behalf of the Initial Purchasers, PMC, as Administrator and Servicer, and the Initial Purchasers, that relates to the purchase of the Outstanding Series 2021-FT1 Term Notes, as amended, restated, supplemented or otherwise modified from time to time.

“Note Rating Agency” means Kroll Bond Rating Agency, LLC.

“Optional Extension” has the meaning assigned to such term in Section 6 of this Indenture Supplement.

“Optional Extension Date” means March 25, 2026.

“Outstanding Series 2021-FT1 Term Note” has the meaning assigned to such term in Recitals.

“PMC” has the meaning assigned to such term in the Preamble.

“PMH” has the meaning assigned to such term in the Preamble.

“Regulation RR” has the meaning assigned to such term in Section 15 of this Indenture Supplement.

“Relevant Governmental Body” means the Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York or any successor thereto.

“Scheduled Principal Payment Amount” means, with respect to any Payment Date following a Scheduled Principal Payment Event, an amount equal to the sum of the Series Principal Payment Amounts due and payable on each Series of Terms Notes then outstanding.

“Scheduled Principal Payment Events” means, for any Payment Date with respect to the Series 2021-FT1 Term Notes, a Series Principal Payment Amount will be due on a one-time basis on any Payment Date following the occurrence of any of the following events (each, a “Scheduled Principal Payment Event”):
(i)
the unpaid principal balance of the Portfolio is less than $30 billion and a Borrowing Base Deficiency exists as of the close of business on the last day of the related Collection Period, prior to the paydown of the VFN Principal Balance of any Outstanding Class of VFNs from the preceding Payment Date;
(ii)
the unpaid principal balance of the Portfolio is less than $28 billion and a Borrowing Base Deficiency exists as of the close of business on the last day of the related Collection Period, prior to the paydown of the VFN Principal Balance of any Outstanding Class of VFNs from the preceding Payment Date;
(iii)
the unpaid principal balance of the Portfolio is less than $26 billion and a Borrowing Base Deficiency exists as of the close of business on the last day of the related Collection Period, prior to the paydown of the VFN Principal Balance of any Outstanding Class of VFNs from the preceding Payment Date;
(iv)
the unpaid principal balance of the Portfolio is less than $24 billion and a Borrowing Base Deficiency exists as of the close of business on the last day of the related Collection Period, prior to the paydown of the VFN Principal Balance of any Outstanding Class of VFNs from the preceding Payment Date; or

(v)
the unpaid principal balance of the Portfolio is less than $22 billion and a Borrowing Base Deficiency exists as of the close of business on the last day of the related Collection Period, prior to the paydown of the VFN Principal Balance of any Outstanding Class of VFNs from the preceding Payment Date.

“Series 2021-FT1 Term Notes” has the meaning assigned to such term in Section 1 of this Indenture Supplement.

“Series Principal Payment Amount” means, with respect to the Series 2021-FT1 Term Notes, upon the occurrence of a Scheduled Principal Payment Event, an amount equal to the product of (i) the Series Allocation Percentage of the Series 2021-FT1 Term Notes and (ii) the product of (a) $2,000,000,000, (b) the Market Value Percentage (as calculated using clause (b)(ii) of the definition thereof) and (c) the Advance Rate of the Series 2021-FT1 Term Notes.

“Series Required Noteholders” means, for so long as the Series 2021-FT1 Term Notes are Outstanding, Noteholders of the Series 2021-FT1 Term Notes constituting the Majority Noteholders of such Series.

“SOFR” means, with respect to any day, the secured overnight financing rate published for such day by the Federal Reserve Bank of New York, as the administrator of the benchmark (or a successor administrator) on the Federal Reserve Bank of New York’s Website.

“Specified Call Premium Amount” means, as of any date of determination in respect of the Series 2021-FT1 Term Notes, the greater of (i) $0 and (ii) (a) the quotient of: (1) the product of: (x) the Note Interest Rate multiplied by (y) the outstanding Note Balance divided by (2) 360 multiplied by (b) the positive excess, if any, of 360 over the number of days from and including the date the Series 2021-FT1 Term Notes were issued through and including the date on which the Series 2021-FT1 Term Notes are redeemed.

“Stated Maturity Date” means, for Series 2021-FT1 Term Notes, March 25, 2026, or if extended pursuant to Section 6 hereof, March 27, 2028.

“Step-Up Fee” means, with respect to the Series 2021-FT1 Term Notes, for each Payment Date during the Step-Up Fee Period and on the date of final payment of the Series 2021-FT1 Term Notes (if the Step-Up Fee Period is continuing on such final payment date), a fee equal to (1) the related Cumulative Step-Up Fee Shortfall Amount plus (2) the product of (i) the Step-Up Fee Rate multiplied by (ii) the average daily Note Balance from and including the prior Payment Date to but excluding such Payment Date or date of final payment of the Series 2021-FT1 Term Notes multiplied by (iii) a fraction, (A) the numerator of which is the number of days elapsed from and including the prior Payment Date to, but excluding, the current Payment Date or date of final payment and (B) the denominator of which equals 360.

“Step-Up Fee Period” means the period that begins on the Optional Extension Date and ends on the date on which the Series 2021-FT1 Term Notes are no longer outstanding.

“Step-Up Fee Rate” means, with respect to the Series 2021-FT1 Term Notes, [****]% per annum.

“Term SOFR” means the forward-looking term rate for the applicable Corresponding Tenor based on SOFR that has been selected or recommended by the Relevant Governmental Body.

“Unadjusted Benchmark Replacement” means the Benchmark Replacement excluding the applicable Benchmark Replacement Adjustment.

“VFN Administrative Agent” means the administrative agent or a similar person specified in the related Benchmark Reference Agreement.

“WSFS” has the meaning assigned to such term in Section 14 hereof.

Section 3.
Form of the Series 2021-FT1 Term Notes; Transfer Restrictions. (a) Subject to the terms and provisions of Section 5.4 of the Base Indenture, the Series 2021-FT1 Term Notes shall only be issued as a Book-Entry Note, and the form of Global Rule 144A Note that may be used to evidence the Series 2021-FT1 Term Notes in the circumstances described in Section 5.2(c) of the Base Indenture is attached to the Base Indenture as Exhibit A-1. The Series 2021-FT1 Term Notes shall not be issued as Regulation S Notes nor shall any Series 2021-FT1 Term Notes be sold in offshore transactions in reliance on Regulation S.

The Series 2021-FT1 Term Notes were issued in minimum denominations of $100,000 and integral multiples of $1,000 in excess thereof.

(b)
The Series 2021-FT1 Term Notes are not registered under the 1933 Act, or the securities laws of any other jurisdiction. The sale, pledge or other transfer of any Series 2021-FT1 Term Note or any interest therein will be subject to the restrictions described below. The Series 2021-FT1 Term Notes will bear a legend referring to the transfer restrictions thereof. None of the Issuer, the Co-Issuer, or the Initial Purchasers will register the Series 2021-FT1 Term Notes under the 1933 Act, register or qualify the Series 2021-FT1 Term Notes under the securities laws of any state or other jurisdiction or provide registration rights to any purchaser.
(c)
The Issuer confirms that the Outstanding Series 2021-FT1 Term Notes issued on the Issuance Date pursuant to the Original Series 2021-FT1 Indenture Supplement were issued in the name of “Cede & Co.”, as nominee of DTC, pursuant to a letter agreement between the Issuer and DTC, dated as of the Issuance Date.
(d)
The Issuer Trusts further confirm that the Series 2021-FT1 Term Notes effective on the Effective Date pursuant to this Indenture Supplement will be issued in the name of “Cede & Co.”, as nominee of DTC, pursuant to a letter agreement between the Issuer Trusts and DTC, dated as of the Effective Date.

In addition to any provisions set forth in Section 6.5 of the Base Indenture, any Noteholder of the Series 2021-FT1 Term Notes may only resell, pledge or transfer its beneficial interest in a Series 2021-FT1 Term Note to a person that the transferor reasonably believes is, and who has certified (or, in the case of Book-Entry Notes, is deemed to have certified) that it is a Qualified Institutional Buyer that purchases for its own account or for the account of a Qualified Institutional Buyer and to whom notice is given that the resale, pledge or transfer is made in reliance on Rule 144A. The Series 2021-FT1 Term Notes may not be resold, pledged or transferred pursuant to Regulation S.

Section 4.
Payments and Allocation of Funds on Payment Dates; No Series Reserve Account. (a) Except as otherwise expressly set forth herein, the Paying Agent shall make payments on the Series 2021-FT1 Term Notes on each Payment Date in accordance with Section 4.5 of the Base Indenture.
(b)
There will be no Series Reserve Account for the Series 2021-FT1 Term Notes, and the Noteholders of the Series 2021-FT1 Term Notes will not be entitled to receive payments made pursuant to any Series Reserve Account in place in respect of any other Series of Notes, except as otherwise set forth in the Base Indenture.
Section 5.
Optional Redemption and Refinancing. (a) The Issuer Trusts may, at any time, subject to Section 13.1 of the Base Indenture, upon at least five (5) Business Days’ prior written notice to the Administrative Agent, the Indenture Trustee and the Noteholders of the Series 2021-FT1 Term Notes, redeem in whole or in part (so long as, in the case of any partial redemption, (i) such redemption is funded using the proceeds of the issuance and sale of one or more new Classes of Notes or from any other cash or funds of PMC and PMH and not Collections on the MSRs, and (ii) the Series 2021-FT1 Term Notes are redeemed on a pro rata basis based on their related Note Balances), and/or terminate and cause retirement of the Series 2021-FT1 Term Notes. In anticipation of a redemption of the Series 2021-FT1 Term Notes at the end of their Revolving Period, the Issuer Trusts may issue a new Series or one or more Classes of Notes within the ninety (90) day period prior to the end of such Revolving Period and reserve the cash proceeds of the issuance for the sole purpose of paying the principal balance and all accrued and unpaid interest on the Series 2021-FT1 Term Notes, on the last day of their Revolving Period. Any amendment to this Indenture Supplement executed to effect an optional redemption may be entered into without consent of the Noteholders of the Series 2021-FT1 Term Notes or of any other Notes issued under the Base Indenture (but with satisfaction of other requirements for amendments entered into without Noteholder consent). Any Notes issued in replacement for the Series 2021-FT1 Term Notes will have the same rights and privileges as the Class of Series 2021-FT1 Term Notes that was refinanced with the related proceeds thereof; provided, such replacement Notes may have different Stated Maturity Dates and different Note Interest Rates.
(b)
If the Issuer Trusts redeem the Series 2021-FT1 Term Notes prior to the Payment Date occurring within twelve (12) months following the Issuance Date, the Issuer Trusts shall pay to the Noteholders of the Series 2021-FT1 Term Notes as part of the Redemption Amount an amount equal to the Specified Call Premium Amount.
Section 6.
Optional Extension of Stated Maturity Date. The Administrator and the Co-Issuer Administrator, on behalf of the Issuer and Co-Issuer, respectively, may by written notice to the Administrative Agent and the Indenture Trustee, request a single extension of the Stated Maturity Date for the Series 2021-FT1 Term Notes at least fifteen (15) days prior to the Optional Extension Date (the “Optional Extension”); provided that the Acknowledgment Agreement is amended to extend the Stop-Loss Cap Period through March 30, 2028. To the extent the Administrator or the Co-Issuer Administrator has exercised the Optional Extension and the Stop-Loss Cap Period of the Acknowledgment Agreement has been extended through March 30 2028, the Stated Maturity Date will be extended on the Optional Extension Date such that, after giving effect to such extension, the Stated Maturity Date will be two (2) years after the Stated Maturity Date in effect immediately prior to exercise of the Optional Extension. The Stated Maturity Date of the Series 2021-FT1 Term Notes cannot be extended past the date which is two (2) years following the initial Stated Maturity Date in effect immediately prior to exercise of the Optional Extension and the last day of the Stop-Loss Cap Period. Upon exercise of the Optional Extension, during the Step-Up Fee Period, the Step-Up Fee will apply to the Series 2021-FT1 Term Notes.
Section 7.
Determination of Note Interest Rate and Benchmark. (a) At least one (1) Business Day prior to each Determination Date, the Calculation Agent shall calculate the Note Interest Rate for the related Interest Accrual Period and the Interest Payment Amount for the Series 2021-FT1 Term Notes for the upcoming Payment Date, and include a report of such amount in the related Payment Date Report.
(b)
On each Benchmark Determination Date, the Calculation Agent will calculate the Benchmark for the succeeding Interest Accrual Period for the related Series 2021-FT1 Term Notes on the basis of the procedures specified in the definition of “Benchmark.”
(c)
In connection with the implementation of a Benchmark Replacement, the Designated Transaction Representative will have the right from time to time to make Benchmark Replacement Conforming Changes as described in the definition thereof.
(d)
Notwithstanding the foregoing, if prior to the occurrence of a Benchmark Transition Event and its related Benchmark Replacement Date a published LIBOR Index Rate is unavailable, the Benchmark will be determined on the basis of the rates at which deposits in dollars are offered by major banks selected by the Designated Transaction Representative. If the banks selected by the Designated Transaction Representative are not quoting rates at the time the LIBOR Index Rate is to be determined for such Interest Accrual Period, the LIBOR Index Rate for the related Interest Accrual Period will be the same as the LIBOR Index Rate for the immediately preceding Interest Accrual Period until the occurrence of a Benchmark Transition Event and its related Benchmark Replacement Date. The Calculation Agent will calculate the Benchmark for each Interest Accrual Period on the related Benchmark Determination Date. The Indenture Trustee (in any capacity in which it acts) shall have no duty, obligation or responsibility to determine whether a Benchmark Transition Event has occurred or to select an alternative index, and shall have no liability for the Designated Transaction Representative’s selection of such alternative index.
(e)
A Benchmark Transition Event occurred on March 5, 2021. Notice or materials relating to the occurrence of any additional Benchmark Transition Event, any Benchmark Replacement Date, the determination of a Benchmark Replacement and the making of any Benchmark Replacement Conforming Changes shall be made available with the relevant Payment Date Report. Notwithstanding anything in the Base Indenture, any Indenture Supplement or any other Transaction Document to the contrary, upon the inclusion of such information in the Payment Date Report, the Base Indenture, any Indenture Supplement or any other relevant Transaction Document, as applicable, shall be deemed to have been amended to reflect the new Unadjusted Benchmark Replacement, Benchmark Replacement Adjustment and/or Benchmark Replacement

Conforming Changes without further compliance with the amendment provisions of the Base Indenture, any Indenture Supplement or any other relevant Transaction Document.
(f)
Any determination, decision or election that may be made by the Designated Transaction Representative in connection with a Benchmark Transition Event or a Benchmark Replacement as described above, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, shall be conclusive and binding absent manifest error, may be made in the Designated Transaction Representative’s sole discretion, and, notwithstanding anything to the contrary in the Transaction Documents, shall become effective without consent from any other party, except for the Administrative Agent, which will have the right to provide its written objection to the Calculation Agent and the Designated Transaction Representative with respect to any such actions in its reasonable discretion within thirty (30) days of notice of such changes from the Designated Transaction Representative, in which case such proposed changes will not come into effect and the Calculation Agent shall continue to use the most recent Benchmark until resolved. In the event that the Administrative Agent provides such written objection, the Administrative Agent and the Designated Transaction Representative shall work in good faith to resolve the issues related to the Unadjusted Benchmark Replacement, Benchmark Replacement Adjustment and/or Benchmark Replacement Conforming Changes such that the parties are similarly situated to the period prior to the replacement of the LIBOR Index Rate. The Designated Transaction Representative shall provide notice of any determination, decision or election made by the Designated Transaction Representative in connection with a Benchmark Transition Event or a Benchmark Replacement as described above at least thirty (30) days prior to the proposed inclusion of such changes in the related Payment Date Report. None of the Issuer, the Co-Issuer, Owner Trustee, the Indenture Trustee, the Calculation Agent, the Administrator, Co-Issuer Administrator, the Designated Transaction Representative, the Administrative Agent, the Servicer or any other transaction party will have any liability for any determination made by or on behalf of the Issuer Trusts by any party, including the Designated Transaction Representative or any action or inaction by the Administrative Agent, in connection with a Benchmark Transition Event or a Benchmark Replacement as described above, and each Noteholder, by its acceptance of a Note or a beneficial interest in a Note, shall be deemed to waive and release any and all claims against any of the Issuer, the Co-Issuer, Owner Trustee, the Indenture Trustee, the Calculation Agent, the Administrator, Co-Issuer Administrator, the Designated Transaction Representative, the Administrative Agent or the Servicer relating to any such determinations.
(g)
The establishment of the Benchmark Rate by the Calculation Agent and the Designated Transaction Representative, as applicable, and the Calculation Agent’s subsequent calculation of the Note Interest Rate and the Interest Payment Amount on the Series 2021-FT1 Term Notes for the relevant Interest Accrual Period based on the determination made by the Designated Transaction Representative, in the absence of manifest error, will be final and binding.
(h)
The Designated Transaction Representative and its directors, officers, agents or employees shall not be liable for any action taken or omitted to be taken by it under or in connection with this Indenture Supplement or the other Transaction Documents in its capacity as Designated Transaction Representative, other than action or inaction undertaken with gross negligence, willful misconduct or bad faith. Without limiting the foregoing and notwithstanding any understanding to the contrary, no Noteholder shall have any right of action whatsoever against the Designated Transaction Representative as a result of the Designated Transaction Representative acting or refraining from acting under this Indenture Supplement, the Notes or any of the other Transaction Documents in its own interests or otherwise, other than as a result of gross negligence, willful misconduct or bad faith by the Designated Transaction Representative.
Section 8.
Conditions Precedent Satisfied. The Issuer Trusts hereby represent and warrant to the Noteholders of the Series 2021-FT1 Term Notes and the Indenture Trustee that, as of the Effective Date (a) the Series 2021-FT1 Term Notes are rated “BBB- (sf)” by the Note Rating Agency and (b) each of the conditions precedent set forth in the Base Indenture, including but not limited to those conditions precedent set forth in Section 6.10(b) of the Base Indenture and Article XII thereof, as applicable, to the issuance of the Series 2021-FT1 Term Notes has been satisfied or waived in accordance with the terms thereof.
Section 9.
Representations and Warranties. The Issuer, the Co-Issuer, the Administrator, the Co-Issuer Administrator, the Servicer and the Indenture Trustee hereby restate as of the related Effective Date, or as of such other date as is specifically referenced in the body of such representation and warranty, all of the representations and warranties set forth in Sections 9.1, 10.1 and 11.14, respectively, of the Base Indenture.

Each of the Administrator and the Co-Issuer Administrator hereby represents and warrants that it is not in default with respect to any material contract under which a default should reasonably be expected to have a material adverse effect on the ability of the Administrator and the Co-Issuer Administrator to perform their duties under this Indenture or any Indenture Supplement, or with respect to any order of any court, administrative agency, arbitrator or governmental body which would have a material adverse effect on the transactions contemplated hereunder, and no event has occurred which with notice or lapse of time or both would constitute such a default with respect to any such contract or order of any court, administrative agency, arbitrator or governmental body.

Each of PMC and PMH hereby represents and warrants that it is not in default with respect to any material contract under which a default should reasonably be expected to have a material adverse effect on the ability of each of PMC and PMH to perform its duties under this Indenture, any Indenture Supplement or any Transaction Document to which it is a party, or with respect to any order of any court, administrative agency, arbitrator or governmental body which would have a material adverse effect on the transactions contemplated hereunder, and no event has occurred which with notice or lapse of time or both would constitute such a default with respect to any such contract or order of any court, administrative agency, arbitrator or governmental body.

Section 10.
Amendments. (a) Notwithstanding any provisions to the contrary in Article XII of the Base Indenture but subject to the provisions set forth in Sections 12.1 and 12.3 of the Base Indenture, without the consent of the Noteholders of any Notes but with the consent of the Issuer Trusts (evidenced by their execution of such amendment), the Indenture Trustee, the Administrator, the Co-Issuer Administrator, the Servicer (solely in the case of any amendment that adversely affects the rights or obligations of the Servicer or adds new obligations or increases existing obligations of the Servicer), and the Administrative Agent, at any time and from time to time, upon delivery of an Issuer Trusts’ Tax Opinion and upon delivery by the Issuer and the Co-Issuer to the Indenture Trustee of an Officer’s Certificate to the effect that each of the Issuer and the Co-Issuer reasonably believes that such amendment will not have a material Adverse Effect, may amend any Transaction Document for any of the following purposes: (i) to correct any mistake or typographical error or cure any ambiguity, or to cure, correct or supplement any defective or inconsistent provision therein or in any other Transaction Document; or (ii) to amend any other provision of this Indenture Supplement.
(b)
Notwithstanding any provisions to the contrary in Section 6.10 or Article XII of the Base Indenture except for amendments otherwise permitted as described in Sections 12.1 and 12.2 of the Base Indenture and in the immediately preceding paragraph, no supplement, amendment or indenture supplement entered into with respect to the issuance of a new Series of Notes or pursuant to the terms and provisions of Section 12.2 of the Base Indenture may, without the consent of the Series Required Noteholders in respect of the Series 2021-FT1 Term Notes, supplement, amend or revise any term or provision of this Indenture Supplement; provided, that with respect to the following amendments, the consent of each Noteholder of each Outstanding Series 2021-FT1 Term Notes materially and adversely affected thereby shall be required:
(i)
any change to the scheduled payment date of any payment of interest on any Note held by such Noteholder, or change a Payment Date or Stated Maturity Date of any Note held by such Noteholder;
(ii)
any reduction of the Note Balance of, or the Note Interest Rate, the Step-Up Fee Rate or the Default Supplemental Fee Rate on any Notes held by such Noteholder, or change the method of computing the Note Balance or Note Interest Rate in a manner that is adverse to such Noteholder;
(iii)
any impairment of the right to institute suit for the enforcement of any payment on any Note held by such Noteholder;
(iv)
any reduction of the percentage of Noteholders of the Outstanding Notes (or of the Outstanding Notes of any Series or Class), for which consent is required for any such amendment, or the consent of whose Noteholders is required for any waiver of compliance with the provisions of the Indenture or any Indenture Supplement or of defaults thereunder and their consequences, provided for in the Base Indenture or any Indenture Supplement;
(v)
any modification of any amendment of the Indenture, except to increase any percentage of Noteholders required to consent to any such amendment or to provide that other provisions of the Indenture or any Indenture Supplement cannot be modified or waived without the consent of the Noteholder of each outstanding Note adversely affected thereby;
(vi)
any modification to permit the creation of any lien or other encumbrance on the collateral that is prior to the lien in favor of the Indenture Trustee for the benefit of the Noteholders of the Notes;
(vii)
any modification to change the method of computing the amount of principal of, or interest on, any Note held by such Noteholder on any date;

(viii)
any modification to increase any Advance Rates in respect of Notes held by such Noteholder or eliminate or decrease any collateral value exclusions in respect of Notes held by such Noteholder; or
(ix)
any change, modification or waiver of any Scheduled Principal Payment Amount.
(c)
For the avoidance of doubt, the consent of the Servicer is not required for (i) the waiver of any Event of Default or (ii) any other modification or amendment to any Event of Default except those related to the actions and omissions of the Servicer.
(d)
For the avoidance of doubt, the Issuer, the Co-Issuer, the Administrator and the Co-Issuer Administrator, respectively, hereby covenant that the Issuer Trusts shall not issue any future Series of Notes without designating an entity to act as “Administrative Agent” under the related Indenture Supplement with respect to such Series of Notes.
(e)
Any amendment of this Indenture Supplement which affects the rights, duties, immunities, obligations or liabilities of the Owner Trustee in its capacity as owner trustee under the Trust Agreements shall require the written consent of the Owner Trustee.
(f)
Notwithstanding any provisions to the contrary in Article XII of the Base Indenture but subject to the provisions set forth in Sections 12.2 and 12.3 of the Base Indenture, with the consent of the Issuer, the Co-Issuer, the Indenture Trustee, the Servicer, the Administrative Agent, the VFN Noteholders, the Holders of the Series 2018-FT1 Term Notes (to the extent such Notes remain Outstanding), and Fannie Mae (solely to the extent required under the Transaction Documents, including the Acknowledgment Agreement), at any time and from time to time, upon delivery to the Indenture Trustee of an Issuer Trusts’ Tax Opinion and upon delivery by the Issuer and the Co-Issuer to the Indenture Trustee of an Officer’s Certificate to the effect that each of the Issuer and the Co-Issuer reasonably believes that such amendment will not have a material Adverse Effect, the Administrator and the Co-Issuer Administrator may amend any Transaction Document for purposes of effecting the Anticipated Amendments. Noteholders of the Series 2021-FT1 Term Notes will be deemed to consent to the Anticipated Amendments by their acquisition of the Series 2021-FT1 Term Notes.
Section 11.
Counterparts. This Indenture Supplement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument. The words “executed,” “signed,” “signature,” and words of like import as used above and elsewhere in this Indenture Supplement or in any other certificate, agreement or document related to this transaction shall include, in addition to manually executed signatures, images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf,” “tif” or “jpg”) and other electronic signatures (including, without limitation, any electronic sound, symbol, or process, attached to or logically associated with a contract or other record and executed or adopted by a person with the intent to sign the record). The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity, enforceability and admissibility as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code. Each party to this Indenture Supplement hereby consents to the use of any secure third party electronic signature capture service providers (including, without limitation, DocuSign), as long as such service providers use system logs and audit trails that establish a temporal and process link between the presentation of identity documents and the electronic signing, together with identifying information that can be used to verify the electronic signature and its attribution to the signer’s identity and evidence of the signer’s agreement to conduct the transaction electronically and of the signer’s execution of each electronic signature. Delivery of an executed counterpart of a signature page to this Indenture Supplement by facsimile or other electronic means shall be effective as delivery of a manually executed counterpart of this Indenture Supplement.
Section 12.
Entire Agreement. This Indenture Supplement, together with the Base Indenture incorporated herein by reference and the related Transaction Documents, constitutes the entire agreement among the parties hereto with respect to the subject matter hereof, and fully supersedes any prior or contemporaneous agreements relating to such subject matter.
Section 13.
Limited Recourse. Notwithstanding any other terms of this Indenture Supplement, the Series 2021-FT1 Term Notes, any other Transaction Documents or otherwise, the obligations of the Issuer Trusts under the Series 2021-FT1 Term Notes, this Indenture Supplement and each other Transaction Document to which it is a party are limited recourse obligations of the Issuer Trusts, payable solely from the Trust Estate, and following realization of the Trust Estate and application of the proceeds thereof in accordance with the terms of this Indenture Supplement, none of the Noteholders of Series 2021-FT1 Term Notes, the Indenture Trustee or any of the other parties to the Transaction Documents shall be entitled to take any further steps to recover any sums due but still unpaid hereunder or thereunder, all claims in respect of which shall be extinguished and shall not thereafter revive. No recourse shall be had for the payment of any amount owing in respect of the Series 2021-FT1 Term Notes or this Indenture Supplement or for any action or inaction of the Issuer Trusts against any officer, director, employee, shareholder, stockholder or incorporator of the Issuer Trusts or any of their successors or assigns for any amounts payable under the Series 2021-FT1 Term Notes or this Indenture Supplement. It is understood that the foregoing provisions of this Section 13 shall not (a) prevent recourse to the Issuer Trusts’ Trust Estate for the sums due or to become due under any security, instrument or agreement which is part of the Trust Estate, including, without limitation, the PC Repo Guaranty or (b) save as specifically provided therein, constitute a waiver, release or discharge of any indebtedness or obligation evidenced by the Series 2021-FT1 Term Notes or secured by this Indenture Supplement. It is further understood that the foregoing provisions of this Section 13 shall not limit the right of any Person to name the Issuer or the Co-Issuer as a party defendant in any proceeding or in the exercise of any other remedy under the Series 2021-FT1 Term Notes or this Indenture Supplement, so long as no judgment in the nature of a deficiency judgment or seeking personal liability shall be asked for or (if obtained) enforced against any such Person or entity.
Section 14.
Owner Trustee Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) this Indenture Supplement is executed and delivered by

Wilmington Savings Fund Society, FSB (“WSFS”), not individually or personally but solely in its capacity as Owner Trustee under the Trust Agreements, in the exercise of the powers and authority conferred and vested in it thereunder, (b) each of the representations, warranties, undertakings, obligations and agreements herein made on the part of the Issuer Trusts is made and intended not as personal representations, warranties, undertakings, obligations and agreements by WSFS but is made and intended for the purpose of binding only, and is binding only on, the Issuer Trusts, (c) nothing herein contained shall be construed as creating any liability on WSFS, individually or personally, to perform any covenant or obligation of the Issuer Trusts, either expressed or implied, contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, (d) WSFS has not made and will not make any investigation as to the accuracy or completeness of any representations or warranties made by the Issuer Trusts in this Indenture Supplement or any related document delivered pursuant hereto and (e) under no circumstances shall WSFS be personally liable for the payment of any indebtedness, indemnities or expenses of the Issuer Trusts, or be liable for the performance, breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer Trusts or by WSFS as Owner Trustee on behalf of the Issuer Trusts under this Indenture Supplement or any other related documents, as to all of which recourse shall be had solely to the assets of the Issuer Trusts.
Section 15.
Credit Risk Retention. While it is not clear that Section 15G of the 1934 Act, added pursuant to Section 941(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Regulation RR”), applies to the issuance of the Series 2021-FT1 Term Notes and that PennyMac Mortgage Investment Trust (“PMIT”) will be deemed a securitizer for the purposes of Regulation RR, PMIT will maintain a subordinated seller’s interest in the Issuer and the Co-Issuer, by retaining, directly or indirectly, a 100% ownership interest in each of PMC and PMH, and PMC and/or PMH retaining their ownership interest in the applicable Owner Trust Certificate and the associated rights to residual cash flow under the Indenture, that equals not less than 5% of the aggregate unpaid principal balance of any Outstanding Notes (other than Notes held to maturity by PMIT, or their wholly-owned affiliates), calculated and held for the period of time required in accordance with Regulation RR. Neither PMIT nor any wholly owned affiliates will engage in activities that constitute impermissible hedging, transfer or financing of the Owner Trust Certificates.

The seller’s interest expected to be retained by PMIT in connection with Regulation RR (to the extent applicable), will equal approximately [****]% or $[***********] (in each case, as calculated in accordance with Regulation RR), as of the Effective Date. The Series 2017-VF1 Notes have been issued and are held by PMC and PMH and financed by Nexera and Citibank, however the Note Balance of the Series 2017-VF1 Notes is not included in the denominator of the calculation that produced the percentage described above in accordance with Regulation RR.

Section 16.
Note Rating Agency.

As of the date hereof, the Series 2021-FT1 Term Notes are rated BBB- (sf) by the Note Rating Agency.

Section 17.
Conditions to Effectiveness of this Indenture Supplement.

This Indenture Supplement shall become effective upon (i) execution and delivery of this Indenture Supplement by all parties hereto and (ii) upon delivery of the Issuer Trusts’ Tax Opinion, the Authorization Opinion, the Opinion of Counsel and the Officer’s Certificate (the “Effective Date”).

Section 18.
Effect of Amendment.

This Indenture Supplement shall be effective as of the Effective Date and shall not be effective for any period prior to the Effective Date. After this Indenture Supplement becomes effective, all references in the Indenture Supplement or the Base Indenture to “this Indenture Supplement,” “this Indenture,” “hereof,” “herein” or words of similar effect referring to such Indenture Supplement and Base Indenture shall be deemed to be references to the Indenture Supplement or the Base Indenture, as applicable, as amended by this Indenture Supplement. This Indenture Supplement shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Base Indenture other than as set forth herein.

The parties hereto have entered into this Indenture Supplement solely to amend the terms of the Original Series 2021-FT1 Indenture Supplement and do not intend this Indenture Supplement or the transactions contemplated hereby to be, and this Indenture Supplement and the transactions contemplated hereby shall not be construed to be, a novation of any of the obligations owed by the parties hereto or any other party to the Indenture Supplement or Base Indenture under or in connection with the Indenture Supplement or Base Indenture or any of the other Transaction Documents. It is the intention and agreement of each of the parties hereto that (i) the perfection and priority of all security interests securing the payment of the Notes, all other sums payable by the Issuer under the Indenture and the compliance by the Issuer with the provisions of the Indenture are preserved, (ii) the liens and security interests granted under the Indenture continue in full force and effect, and (iii) any reference to the Original Series 2021-FT1 Indenture Supplement in any such Transaction Document shall be deemed to reference to this Indenture Supplement.

[Signatures follow]

IN WITNESS WHEREOF, the undersigned have caused this Indenture Supplement to be duly executed by their respective signatories thereunto all as of the day and year first above written.

PMT ISSUER TRUST – FMSR, as Issuer

By: Wilmington Savings Fund Society, FSB, not in its individual capacity but solely as Owner Trustee

By: /s/ Mark H. Brzoska
Name: Mark H. Brzoska
Title: Vice President

[Signature Page to
Series 2021-FT1 Amended and Restated Indenture Supplement]

PMT CO-ISSUER TRUST I – FMSR, as Co-Issuer

By: Wilmington Savings Fund Society, FSB, not in its individual capacity but solely as Owner Trustee

By: /s/ Mark H. Brzoska
Name: Mark H. Brzoska
Title: Vice President

[Signature Page to
Series 2021-FT1 Amended and Restated Indenture Supplement]

CITIBANK, N.A., as Indenture Trustee, Calculation Agent, Paying Agent and Securities Intermediary, and not in its individual capacity

By: /s/ Valerie Delgado
Name: Valerie Delgado
Title: Senior Trust Officer

[Signature Page to
Series 2021-FT1 Amended and Restated Indenture Supplement]

PENNYMAC CORP., as Administrator and Servicer

By: /s/ Pamela Marsh
Name: Pamela Marsh
Title: Senior Managing Director and Treasurer

[Signature Page to
Series 2021-FT1 Amended and Restated Indenture Supplement]

PENNYMAC HOLDINGS, LLC, as Co-Issuer Administrator

By: /s/ Pamela Marsh
Name: Pamela Marsh
Title: Senior Managing Director and Treasurer

[Signature Page to
Series 2021-FT1 Amended and Restated Indenture Supplement]

ATLAS SECURITIZED PRODUCTS, L.P.,
as Administrative Agent

By: Atlas Securitized Products GP, LLC, its general partner

By: /s/ Dominic Obaditch
Name: Dominic Obaditch
Title: Authorized Signatory

[Signature Page to
Series 2021-FT1 Amended and Restated Indenture Supplement]

NEXERA HOLDING LLC, as a Series Required Noteholder

By: /s/ Steve Abreu
Name: Steve Abreu
Title: CEO

[Signature Page to
Series 2021-FT1 Amended and Restated Indenture Supplement]

CITIBANK, N.A., as a Series Required Noteholder

By: /s/ Arunthathi Theivakumaran
Name: Arunthathi Theivakumaran
Title: Vice President

[Signature Page to
Series 2021-FT1 Amended and Restated Indenture Supplement]

EXHIBIT A

FORM OF AMENDED AND RESTATED SERIES 2021-FT1 TERM NOTE

Exhibit A-1